Supplement Dated January 13, 2023
To The Prospectus Dated April 25, 2022, as amended November 15, 2022
JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective January 1, 2023, for the JNL/American Funds New World Fund, please delete all references to and information for Nicholas J. Grace.

Effective November 29, 2022, for the JNL Multi-Manager U.S. Equity Select Fund and JNL/GQG Emerging Markets Equity Fund, please delete all references to and information for James Anders.

Effective December 31, 2022, for the JNL/T. Rowe Price Value Fund, please delete all references to and information for Mark S. Finn.

Effective December 31, 2022, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/T. Rowe Price Value Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Ryan Hedrick	January 2023	Chairman of Investment Advisory Committee, T. Rowe Price

Effective December 31, 2022, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/WCM China Quality Growth Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Mike Tian, CFA	April 2022	Portfolio Manager and Business Analyst, WCM
Yan Gao	April 2022	Portfolio Manager and Business Analyst, WCM

Effective December 31, 2022, in the section, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/T. Rowe Price Value Fund, please delete the second paragraph in the entirety and replace with the following:

The Fund has an Investment Advisory Committee, chaired by  Ryan S. Hedrick, CFA.  Mr. Hedrick joined T. Rowe in 2013 and his investment experience dates from 2004.  Ryan Hedrick is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is a Portfolio Manager in the U.S. Equity Division.  Mr. Hedrick is a vice president and Investment Advisory Committee member of the US Structured Research Equity, US Dividend Growth Equity, US Large-Cap Equity Income, US Large-Cap Core Equity, US Value Equity, US Mid-Cap Value Equity, and Global Natural Resources Equity Strategies. Prior to joining T. Rowe Price, he was employed by Davidson Kempner Capital Management in New York as an analyst covering the energy, materials, and consumer/retail sectors. Before that, he was an associate at Great Hill Partners, a Boston-based private-equity firm, and an investment banking analyst at William Blair & Company in Chicago. Mr. Hedrick earned a B.S. in electrical engineering and a B.A. in finance from the University of Illinois, Urbana-Champaign, and an M.B.A. from Columbia Business School, where he was selected for the applied value investing program.  He also has earned the Chartered Financial Analyst.

Effective December 31 2022, in the section, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/WCM China Quality Growth Fund, please delete the fourth paragraph in the entirety and replace with the following:

Yan Gao is a Portfolio Manager and Business Analyst. Ms. Gao joined WCM in 2014. Ms. Gao’s primary responsibilities include portfolio management and equity research. Since Ms. Gao began her investment career in 2008, her experience includes positions as Manager Research Associate at Wilshire Associates, as Fixed Income Investment Manager at Industrial & Commercial Bank of China in China, and as trainee in the UBS Graduate Training Program in Switzerland and Germany. Ms. Gao earned her B.A. and M.A. in Finance from The School of Finance at Renmin University of China, and her M.B.A. from the University of California, Irvine.

This Supplement is dated January 13, 2023.

Supplement Dated January 13, 2023
To The Statement of Additional Information
Dated November 15, 2022

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective January 1, 2023, in the section, “Trustees and Officers of the Trust,” please delete all references to and information for Michelle Engler.

Effective January 1, 2023, for the JNL/American Funds New World Fund, please delete all references to and information for Nicholas J. Grace.

Effective November 29, 2022, for the JNL Multi-Manager U.S. Equity Select Fund and JNL/GQG Emerging Markets Equity Fund, please delete all references to and information for James Anders.

Effective December 31, 2022, for the JNL/T. Rowe Price Value Fund, please delete all references to and information for Mark S. Finn.

Effective November 15, 2022, on page 121, in the section, “Non-Fundamental Policies and Risks Applicable to the AFIS Master Funds and JNL/American Funds Feeder Funds,” under, “Washington Mutual Investors Fund and Its Investment Policies”, please delete the first paraph in the entirety and replace with the following:

Washington Mutual Investors Fund and its Investment Policies.  Washington Mutual Investors Fund has an Eligible List of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. Numerous criteria govern which securities may be included on the fund’s Eligible List. Currently, those criteria include, for example: (a) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (b) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (c) issuing companies must meet both initial and ongoing market capitalization requirements; and (d) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s Ratings Services. The investment adviser generates and maintains the Eligible List and selects the fund’s investments exclusively from the issuers on the Eligible List.

Effective December 3, 2022, on pages 135 and 136, in the section, “Trustees and Officers of the Trust,” please delete the table rows for Emily J. Bennett and Mia K. Nelson in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (39) 1 Corporate Way Lansing, MI 48951	Vice President (11/2022 to present) Assistant Secretary (3/2016 to present)
Principal Occupation(s) During Past 5 Years:
Vice President of JNAM (9/2022 to present); Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 9/2022); Associate General Counsel of JNAM (3/2016 to 8/2021); Vice President of other investment companies advised by JNAM (11/2022 to present); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 3/2016 to 12/2020, 5/2012 to 12/2020, and 3/2016 to 7/2018); Assistant Secretary (1/2021 to present), Vice President (11/2017 to present), and Secretary (11/2017 to 2/2021) of an investment company advised by PPM America, Inc.

Mia K. Nelson (40) 1 Corporate Way Lansing, MI 48951	Vice President (11/2022 to present) Assistant Vice President (8/2017 to 11/2022)
Principal Occupation(s) During Past 5 Years:
Vice President, Tax of JNAM (9/2022 to present); Assistant Vice President, Tax of JNAM (3/2017 to 9/2022); Director, Tax of JNAM (3/2015 to 3/2017); Vice President of other investment companies advised by JNAM (11/2022 to present); Assistant Vice President of other investment companies advised by JNAM (8/2017 to 11/2022, 8/2017 to 12/2020, 9/2017 to 12/2020, and 8/2017 to 7/2018)

Effective January 1, 2023, in the section, “Trustees and Officers of the Trust,” under, “Committees of the of the Board of Trustees,” please delete the second and third paragraphs in the entirety and replace with the following:

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies.  The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent registered public accounting firm, and for the approval of the auditor’s fee.  The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally.  The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC.  Messrs. Anyah, Bouchard, Wehrle, and Ms. Woodworth are members of the Audit Committee.  Mr. Wehrle serves as Chair of the Audit Committee.  Mr. Wood is an ex officio member of the Audit Committee. The Audit Committee had three meetings in the last fiscal year
The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept Trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, John W. Gillespie, P.O. Box 30902, Lansing, Michigan 48909-8402. Ms. Carnahan, and Messrs. Gillespie and Rybak are members of the Governance Committee.  Mr. Gillespie serves as Chair of the Governance Committee.  Mr. Wood is an ex officio member of the Governance Committee.  The Governance Committee had four meetings in the last fiscal year.
The two Investment Committees review the performance of the Funds.  Each Investment Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each Independent Trustee sits on one of the two Committees.  Mses. Carnahan and Woodworth and Messrs. Gillespie and Wehrle are members of Investment Committee A.  Ms. Carnahan serves as Chair of Investment Committee A.  Messrs. Anyah, Bouchard, Nerud, Rybak, and Wood are members of Investment Committee B.  Mr. Anyah serves as Chair of Investment Committee B.   In the last fiscal year, Investment Committees A and B had five meetings.  Prior to January 1, 2023, there were three Investment Committees, with Investment Committee C having five meetings in the last fiscal year.

Effective December 31, 2022, on page 280, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for T. Rowe Price Associates, Inc., under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table for the JNL/T. Rowe Price Value Fund in the entirety and replace with the following, which reflects information as of November 30, 2022:

JNL/T. Rowe Price Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Ryan Hedrick	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	2	$97.75 million	0	$0
	Other Accounts	0	$0	0	$0

Effective December 31, 2022, on page 281, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for T. Rowe Price Associates, Inc., for the JNL/T. Rowe Price Value Fund, under “Security Ownership of Portfolio Managers for the JNL/T. Rowe Price Value Fund as of November 30, 2022,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ryan Hedrick	X

This Supplement is dated January 13, 2023.